Other operating income/(expenses)	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other operating income/(expenses)
7.	Other operating income/(expenses)

Million US dollar	2020	2019	2018 restated
Brazilian tax credits	481	—	—
Government grants	227	280	317
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	56	172	80
License income	22	30	45
Net (additions to)/reversals of provisions	(14)	(10)	(11)
Net rental and other operating income	72	402	374

Other operating income/(expenses)	845	875	805
In the fourth quarter of 2020, Ambev, a subsidiary of AB InBev, concluded the calculation of its tax credits on a judicial decision related to the exclusion of the Value-Added Tax (ICMS) from the taxable basis of the social contribution on gross revenues (PIS and COFINS). The decision refers to the period between November 2009 and April 2015. As a result of this judicial decision and other tax credit adjustments, Ambev recognized 481m US dollar income in Other operating income and 315m US dollar of interest income in Finance income (refer to Note 11
Finance cost and income
) for the year ended 31 December 2020.
The income from government grants primarily relate to fiscal incentives given by certain Brazilian states and Chinese provinces, based on the company’s operations and developments in those regions.
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale, and net rental and other operating income decreased to 128m US dollar in 2020 as a result of the
COVID-19
pandemic.
In 2020, the company expensed 296m US dollar in research, compared to 291m US dollar in 2019 and 276m US dollar in 2018. The spend focused on product innovations, market research, as well as process optimization and product development.